EXHIBIT 1.1

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

        Commercial Mortgage Pass-Through Certificates, Series [_____-___]

                             UNDERWRITING AGREEMENT
                                                      [__________], 200[__]

CREDIT SUISSE FIRST BOSTON LLC
Eleven Madison Avenue
New York, New York  10010

[LIST NAME/ADDRESS OF EACH ADDITIONAL
 UNDERWRITER, AS APPLICABLE]

Ladies and Gentlemen:

      1. Introductory. Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), proposes to form one or more real estate mortgage investment conduits (the "Trust"), which will issue securities entitled Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series [_____-___] (such series of securities, the "Series [_____-___] Securities" or the "Securities"). The Depositor further proposes, subject to the terms and conditions stated in this underwriting agreement (the "Agreement"), to sell you, as underwriters (the "Underwriters" and each, an "Underwriter"), those classes of the Series [_____-___] Securities as are identified on Schedule I hereto (the classes of securities identified on Schedule I hereto, collectively, the "Certificates"). Each Certificate will evidence a fractional undivided, percentage interest or beneficial interest in the Trust. The terms on which the Trust will issue the Certificates will be specified in the Prospectus (as defined herein). The property of the Trust will consist of a pool of [__________] fixed rate mortgage loans, secured by [__________] multifamily and commercial properties (collectively, the "Mortgage Loans") that will be purchased by the Depositor from Column Financial, Inc. (the "Column Mortgage Loan Seller") and [LIST EACH ADDITIONAL MORTGAGE LOAN SELLER, AS APPLICABLE) (the "[__________] Mortgage Loan Seller" and together with the Column Mortgage Loan Seller, the "Mortgage Loan Sellers"), pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of [__________], 200[__] (the "Mortgage Loan Purchase Agreements"), and will be serviced by [__________], as master servicer (the "Master Servicer"), and [__________], as special servicer (the "Special Servicer"), of the Mortgage Loans, pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of [__________], 200[__], by and among the Depositor, the Master Servicer, the Special Servicer and [__________], as trustee (the "Trustee"), and certain related property to be conveyed to the Trust by the Depositor (the "Trust Fund"). The Mortgage Loans will be transferred to the Trust, and the Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            The offering of the Certificates made pursuant to the Registration Statement (as defined below) will be made through you as underwriters. This Agreement provides for the sale of such Certificates to, and the purchase and offering thereof by, you, as underwriters (the "Underwriters" and each, an "Underwriter"). Schedule I shall specify the principal or notional balance of each Class of the Certificates to be issued and any terms thereof not otherwise specified in the Pooling and Servicing Agreement, the Classes of Certificates subject to this Agreement, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, the aggregate amount of Certificates to be purchased by you and the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined. The offering of the Certificates will be governed by this Agreement.

      2. Representations and Warranties of the Depositor.

            The Depositor represents and warrants to you as of the date hereof as follows:

      (a) a registration statement on Form S-3, including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered to you, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective; such registration statement, as amended, and the prospectus relating to the sale of the Certificates offered thereby by the Depositor and constituting a part of such registration statement, as such prospectus is from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission (the "Rules and Regulations") under the Act), are respectively referred to herein as the "Registration Statement" and the "Base Prospectus"; the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act have been satisfied with respect to the Registration Statement; and no other amendment to the Registration Statement will be filed which shall have been reasonably disapproved by you promptly after reasonable notice thereof;

      (b) there is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information; the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and the Depositor is not aware of any proceeding for that purpose having been instituted or threatened; and there has been no notification with respect to the suspension of the qualification for sale of the Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

      (c) the Registration Statement (i) on its effective date and on the date of the then most recently filed Prospectus Supplement conformed in all respects to the requirements of the Act and the Rules and Regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date hereof will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Base Prospectus, the preliminary prospectus supplement, as amended or supplemented (including any computer diskettes delivered as part of such preliminary prospectus supplement) (the "Preliminary Prospectus

Supplement") and the prospectus supplement, as amended or supplemented (including any computer diskettes delivered as part of such prospectus supplement) (the "Prospectus Supplement"), to the Base Prospectus prepared pursuant to Section 5(a) hereof (the Prospectus Supplement, together with the Base Prospectus, the "Prospectus"), on the date hereof and on the Specified Delivery Date (as defined herein) will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to statements in or omissions from either the Registration Statement or the Prospectus to the extent based upon and in conformity with (A) written information furnished to the Depositor by any Underwriter specifically for use therein, and (B) the Mortgage Loan Seller's Information (collectively as defined in each of the Indemnification Agreements, dated as of the date hereof (the "Indemnification Agreements"), by and among the Depositor, each Mortgage Loan Seller and each Underwriter);

      (d) the Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as described in the Prospectus, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

      (e) the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Certificates conform, or will conform as of the Specified Delivery Date, to the description thereof contained in the Registration Statement and the Prospectus; and the Certificates, on the date hereof, will have been duly and validly authorized and, when such Certificates are duly and validly executed by the Depositor or the Trustee, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement;

      (f) the Depositor is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material and adverse to the Depositor or which violation or default would have a material adverse effect on the performance by the Depositor of its obligations under this Agreement, the Pooling and Servicing Agreement, the Certificates or any of the Mortgage Loan Purchase Agreements; there are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability against the Depositor of, this Agreement, the Pooling and Servicing Agreement, any of the

Mortgage Loan Purchase Agreements or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates described in the Prospectus;

      (g) there has not been, and as of the Specified Delivery Date (as defined in Section 3 hereof) there will not be, any material adverse change in the business operations, financial condition, properties or assets of the Depositor since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements;

      (h) there are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

      (i) the Depositor possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Depositor;

      (j) the issue and sale of the Certificates and the compliance by the Depositor with all of the provisions of the Certificates, each Mortgage Loan Purchase Agreement, this Agreement and the Pooling and Servicing Agreement, and the execution and delivery by the Depositor of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are within the corporate power of the Depositor and have been, or will have been, duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Depositor, (B) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (C) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound or (D) except as contemplated by the Pooling and Servicing Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument;

      (k) this Agreement has been duly authorized, executed and delivered by the Depositor;

      (l) on the Specified Delivery Date (as defined in Section 3 hereof), the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Depositor and will be valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

      (m) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official (except with respect to the state securities or "blue sky" laws of various jurisdictions) required in connection with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement and the Pooling and Servicing Agreement have been or will be taken or obtained on or prior to the Specified Delivery Date (as defined in Section 3 hereof);

      (n) at the Specified Delivery Date (as defined in Section 3 hereof), each of the Mortgage Loans will meet the criteria for selection described in the Prospectus Supplement;

      (o) neither the Depositor nor the Trust Fund is, and neither the sale of the Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Trust Fund to be an "investment company" or under the control of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

      (p) at the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor (A) except as disclosed in the Prospectus, will convey to the Trustee, or cause to be conveyed to the Trustee, all of the Depositor's right, title and interest in and to the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens") granted by or imposed upon the Depositor, (B) will not have assigned to any person any of its right, title or interest in the Mortgage Loans or in the Pooling and Servicing Agreement or the Certificates, and (C) will have the power and authority to transfer or cause to be transferred the Mortgage Loans to the Trustee and to sell the Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans except to the extent disclosed in the Prospectus, and upon delivery to the Underwriters of the Certificates pursuant hereto, each Underwriter will have good title to the Certificates purchased by such Underwriter, in each case free of Liens granted by or imposed upon the Depositor;

      (q) under generally accepted accounting principles and for federal income tax purposes, the Depositor will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Certificates. The consideration received by the Depositor upon the sale of the Certificates to the Underwriters will constitute reasonably equivalent value and fair consideration for the Certificates. The Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Certificates to the Underwriters. The Depositor is not selling the Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Depositor;

      (r) at the Specified Delivery Date (as defined in Section 3 hereof), the respective Classes of Certificates shall have been assigned ratings no lower than those set forth in Schedule I hereto by the nationally recognized statistical rating organizations identified in Schedule I hereto;

      (s) any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Certificates payable by the Depositor (other than income taxes) have been paid or will be paid at or prior to the Specified Delivery Date (as defined in Section 3 hereof); and

      (t) the Depositor is not, and on the date on which the first bona fide offer of the Certificates is made will not be, an "ineligible issuer," as defined in Rule 405 under the Act.

      3. Purchase, Sale and Delivery of Certificates. Delivery of and payment for the Certificates will be made at such place and at such time as shall be specified in Schedule I or at such other time thereafter as set forth in
Schedule I or as you and the Depositor shall agree upon, each such time being hereinafter referred to as a "Specified Delivery Date." Delivery of such Certificates shall be made by the Depositor to the Underwriters against payment of the purchase price specified in Schedule I in same day funds wired to such bank as may be designated by the Depositor, or by such other manner of payment as may be agreed upon by the Depositor and you. The Certificates so to be delivered will be in such denominations and registered in such names as [any] Underwriter requests [__] business days prior to the Specified Delivery Date and will be made available through the facilities of The Depository Trust Company, or otherwise as [any] Underwriter may request.

      4. Offering by Underwriters.

      (a) It is understood that the Underwriters propose to offer the Certificates subject to this Agreement for sale to the public as set forth in the Prospectus.

      (b) Each Underwriter represents, warrants and agrees that: (i) it has not sold or offered the Certificates in the United Kingdom, and it has not delivered or communicated the Prospectus or any other invitation or inducement to buy or participate in the Certificates in the United Kingdom, except to persons who (A) have professional experience of participating in unregulated collective investment schemes and of matters relating to investments falling within both
Article 14(5) of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (the "CIS Order") and
Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2001 (the "FP order") or (B) fall within Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the CIS Order and Article 49(2)(a) though (d) of the FP Order; and (ii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom.

      5. Covenants of the Depositor. The Depositor covenants and agrees with you that:

      (a) The Depositor has prepared and/or shall prepare a Prospectus Supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, either the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as you and the Depositor deem appropriate in connection with the offering of such Certificates, but the Depositor shall not file any amendments to the Registration Statement as in effect with respect to the Certificates, or any amendments or supplements to the Prospectus, unless it has first delivered copies of such amendments or supplements to you and given you a reasonable opportunity to review the same or if you have reasonably objected thereto promptly after receipt thereof; the Depositor shall immediately advise you or your counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has been filed or has become or will become effective or any supplement to the Prospectus or any amended Prospectus, in each case relating to the Certificates specified in Schedule I has been filed and will furnish you with copies thereof, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information relating to the Certificates and (iii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or "blue sky" law, as soon as the Depositor is advised thereof, and shall use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued;

      (b) If, at any time when the Prospectus is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Depositor shall prepare and file with the Commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance;

      (c) The Depositor shall make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as practicable, earning statements covering (i) a period of twelve (12) months beginning not later than the first day of the related Trust's fiscal quarter next following the effective date of the Registration Statement and (ii) a period of twelve
(12) months beginning no later than the first day of the Trust's fiscal quarter next following the date hereof which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission with respect to the Certificates. The Depositor shall cause the Trustee to furnish or make available, within a reasonable time after the end of each calendar year, to each holder of a

Certificate at any time during such year, such information as the Depositor deems necessary or desirable to assist Certificateholders in preparing their federal income tax returns;

      (d) The Depositor shall furnish to you copies of the Registration Statement, the Prospectus, and all amendments and supplements to such documents relating to the Certificates, in each case as soon as available and in such quantities as you reasonably request as long as the Depositor is required to deliver the Prospectus under the Act in connection with the sale of the Certificates; provided that any such documents requested by you on a date that is more than nine (9) months after [__________], 200[__] (the "Closing Date") shall be provided at your expense;

      (e) The Depositor shall arrange for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you designate and shall continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Depositor nor the Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

      (f) The Depositor shall, while the Certificates are outstanding;

            (i) furnish to you, as soon as available, copies of all reports filed with the Commission and copies of each notice published or mailed to holders of the Certificates pursuant to the Pooling and Servicing Agreement; and

            (ii) furnish to you such other information with respect to the Trust or its financial condition or results of operations, as you may reasonably request, including but not limited to information necessary or appropriate to the maintenance of a secondary market in the Certificates; and

      (g) as between itself and the Underwriters, the Depositor will pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Prospectus (including any amendments thereof and supplements thereto), the Pooling and Servicing Agreement and the Certificates, (ii) the fees charged by [Fitch Ratings, Inc, ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Dominion Bond Rating Services ("Dominion") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"] and together with [Fitch], [Moody's] [and] Dominion, the "Rating Agencies") for rating the Certificates, (iii) the fees and expenses of the Trustee, and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Certificates, and (iv) all other costs and expenses incidental to the performance by the Depositor of its obligations hereunder that are not otherwise specifically provided for in this subsection. It is understood that, except as provided in this subsection (g) and in Section 10 hereof, each Underwriter will pay all of its own expenses including all out-of-pocket and/or internally allocated costs and expenses incurred by them in connection with the transaction herein contemplated, including, without limitation, fees and expenses of their counsel, any transfer taxes on the Certificates and the expenses of any advertising of the offering of the Certificates made by the Underwriters; and

      (h) during the period when a prospectus is required by law to be delivered in connection with the sale of the Certificates pursuant to this Agreement, the Depositor shall file, or cause the Trustee to file on behalf of the Trust, on a timely and complete basis, all documents that are required to be filed by the related Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Certificates subject to this Agreement will be subject to the accuracy of the representations and warranties on the part of the Depositor as of the date hereof and the Specified Delivery Date, to the accuracy of the statements of the Depositor made pursuant to the provisions hereof, to the performance by the Depositor in all material respects of its obligations hereunder and to the following additional conditions precedent:

      (a) you shall have received a letter from [______________] dated the date hereof and, if requested by you, dated the Specified Delivery Date, each in the forms heretofore agreed to;

      (b) all actions required to be taken and all filings required to be made by the Depositor under the Act prior to the Specified Delivery Date shall have been duly taken or made; and prior to the Specified Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor or any Underwriter, shall be contemplated by the Commission;

      (c) unless otherwise specified in Schedule I, the Certificates subject to this Agreement and offered by means of the Registration Statement shall be rated the ratings specified in Schedule I, and shall not have been lowered or placed on any credit watch with a negative implication for downgrade;

      (d) you shall have received an opinion of counsel to the guarantor, Credit Suisse First Boston acting through CSFB USA Inc. dated the Specified Delivery Date, and in the form agreed to on or prior to such date;

      (e) you shall have received opinions of Cadwalader, Wickersham & Taft LLP, special counsel to the Depositor and Credit Suisse First Boston LLC, dated the Specified Delivery Date, in substantially the form agreed to on or prior to such date;

      (f) you shall have received an opinion of special counsel to each Mortgage Loan Seller, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (g) you shall have received an opinion of counsel to the Trustee, dated the Specified Delivery Date, which shall be dated the date of the Mortgage Loan Purchase Agreements, in the form agreed to on or prior to such date, together with a reliance letter addressed to the Rating Agencies, the Depositor and the Trustee;

      (h) you shall have received an opinion of counsel of each Master Servicer, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (i) you shall have received an opinion of counsel of each Special Servicer, dated the Specified Delivery Date, in the form agreed to on or prior to such date

      (j) you shall have received letters, dated the Specified Delivery Date, from counsel rendering opinions to the Rating Agencies, to the effect that you may rely upon their opinion to such Rating Agencies, as if such opinion were rendered to you, or such opinions shall be addressed to you;

      (k) you shall have received a certificate or certificates signed by such of the principal executive, financial and accounting officers of the Depositor as you may request, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (l) you shall have received a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (m) you shall have received a certificate of [each] Master Servicer, signed by one or more duly authorized officers of such Master Servicer, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (n) you shall have received a certificate of [each] Special Servicer, signed by one or more duly authorized officers of such Special Servicer, dated the Specified Delivery Date, in the form agreed to on or prior to such date;

      (o) the Mortgage Loan Sellers shall have sold the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreements; and

      (p) you shall have received such other documents, certificates, letters and opinions as you may reasonably request.

      7. Indemnification.

      (a) The Depositor shall indemnify and hold harmless each Underwriter, each of its officers and each of its directors and each person, if any, that controls any Underwriter within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities, joint or several, to which such Underwriter or such officer, director or controlling person may become subject under the Act, the Exchange Act or otherwise, and shall reimburse any legal or other expenses reasonably incurred by such Underwriter or any such director, officer, or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action, in each case insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus Supplement, the Prospectus Supplement or the Base Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of any material fact contained in any Issuer Free Writing Prospectus (as defined in Section 8(e)(i) hereof) or any Issuer Information (as defined in Section 8(b) hereof) contained in any Free Writing Prospectus (as defined in Section 8(a)) prepared by or on behalf of such Underwriter, or in any Free Writing Prospectus that is required to be filed pursuant to Section 8(e)(iii) or Section 8(h) hereof, or the omission or alleged omission to state a material fact required to make the statements therein, in light of the circumstances under which they were made, not misleading, which error or omission was not corrected by information subsequently supplied by the Depositor to such Underwriter at any time prior to the sale to the applicable investor of the Certificates (including without limitation a contract of sale), or (iv) any breach of the representation and warranty in Section 2(t) hereof; provided, however, that with respect to clauses (i), (ii) and (iii) of this
Section 7(a), the Depositor shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (x) arises out of or is based upon any such untrue statement or alleged untrue statement in, or omission or alleged omission from, any such documents in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of an Underwriter specifically for use therein (the "Underwriters' Information"), or
(y) is indemnified by the applicable Mortgage Loan Seller pursuant to the related Indemnification Agreement; provided, further, that the indemnity with respect to the Prospectus shall not inure to the benefit of the Underwriters if information that corrected any untrue statement or omission of a material fact contained in or excluded from the Preliminary Prospectus Supplement or the Base Prospectus delivered therewith was furnished to the Underwriters in sufficient quantities prior to the date on which a contract for sale was entered into with any prospective investor, and the person asserting any such loss, claim, damage or liability did not receive a copy of a final Prospectus (or, any supplement thereto) that corrected such untrue statement or omission of a material fact contained in the Preliminary Prospectus Supplement or the Base Prospectus delivered therewith at or prior to the confirmation of the sale of the Certificates, if delivery of a prospectus relating to the Certificates was required to be delivered by such Underwriters under the Act. The Depositor acknowledges that the following statements constitute the only Underwriters' Information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus: the sub-heading "Summary of Prospectus Supplement--Relevant Parties/Entities--Underwriters" in the Prospectus Supplement; and the first sentence of the fourth paragraph, and the second sentence of the fifth paragraph under the heading "Underwriting" in the Prospectus Supplement. This indemnity agreement shall be in addition to any liability which the Depositor may otherwise have.

      (b) Each Underwriter shall severally, and not jointly, indemnify and hold harmless the Depositor, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, and shall reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action, in each case insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the case of clauses (i) and (ii) to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriters' Information or (iii)(A) any untrue statement or alleged untrue statement of any material fact contained in any Free Writing Prospectus (as defined in Section 8(a) hereof) prepared by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to the foregoing indemnity or (B) the omission or the alleged omission to state a material fact in any Free Writing Prospectus prepared by or on behalf of such Underwriter (when read together with the Prospectus) required to be stated therein or necessary to make the statements therein not misleading; except that, in the case of clauses (iii)(A) and (iii)(B), no Underwriter shall be obligated so to indemnify and hold harmless the Depositor (x) for any losses, claims, damages or liabilities caused by any untrue statement, alleged untrue statement, omission or alleged omission (including those of a quantitative nature) resulting from an error or omission in any Mortgage Loan Seller's Information (as defined in each of the Indemnification Agreements) provided by a Mortgage Loan Seller and used for purposes of preparing such Free Writing Prospectus, which Mortgage Loan Seller's Information was not corrected by information subsequently supplied by the Depositor or any Mortgage Loan Seller at any time prior to the sale to the applicable investor of Certificates (including without limitation a contract of sale); (y) for any losses, claims, damages or liabilities caused by any untrue statement, alleged untrue statement, omission or alleged omission (including those of a quantitative nature) resulting from an error or omission in the Issuer Information (as defined in Section 8(b) hereof) supplied by the Depositor or any Mortgage Loan Seller to the Underwriter, which Issuer Information was not corrected by information subsequently supplied by the Depositor or any Mortgage Loan Seller at any time prior to the sale to the applicable investor of Certificates (including without limitation a contract of sale); or (z) to the extent that the Depositor is entitled to indemnification or contribution therefor from any Mortgage Loan Seller pursuant to any Indemnification Agreement. Notwithstanding the foregoing, the indemnity provided in clause (iii) in the immediately preceding sentence will apply only if such misstatement or omission was not also a misstatement or omission in the Prospectus Supplement. This indemnity agreement shall be in addition to any liability that such Underwriter may otherwise have.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under subsections (a) and
(b) of this Section 7, except to the extent that such omission to notify materially prejudices the indemnifying party or relieve it from any liability that it may have other than under this Agreement. In case any such action is brought against any indemnified party, after such indemnifying party has been notified of the commencement thereof, such indemnifying party shall be entitled to participate therein (at its own expense), and, to the extent that it may wish, shall be entitled to assume the defense thereof (jointly with any other indemnifying party similarly notified) with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid by the indemnifying party as incurred by the indemnified party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require an admission of fault by the indemnified party, without the consent of the indemnified party.

      (d) If recovery is not available under the foregoing indemnification provisions of this Section 7 or is insufficient in respect of any liabilities referred to therein (on grounds of public policy or otherwise), the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand and each Underwriter on the other from the offering of the Certificates subject to this Agreement (taking into account the portion of the proceeds of the offering realized by each). In the event contribution according to the foregoing sentence is not permitted by law, in determining the amount of contribution to which the respective parties are entitled, there shall be considered not only the relative benefits received by the Depositor on the one hand and such Underwriter on the other from the offering of the Certificates but also the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions and other fees received by such Underwriter in connection with the offering of the Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages or other liabilities referred to in this Section 7 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, any Underwriter, any of their respective directors or officers, or any person controlling the Depositor or such Underwriter, and (iii) acceptance of and payment for any of the Certificates.

      (g) The obligations of the Depositor under this Section 7 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Depositor and to each person, if any, who controls the Depositor within the meaning of the Act or Exchange Act.

      (h) Each Underwriter will indemnify and hold harmless the other Underwriters and each person, if any, who controls such Underwriters within the meaning of either the Act or the Exchange Act (the "Non-Indemnifying Underwriters") from and against any and all expenses, losses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriters becomes subject under the Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary in order to make the statement, in light of the circumstances under which they were made, not misleading at the time of sale to the applicable investor of Certificates (including without limitation a contract of sale), contained in any Free Writing Prospectus (as defined in Section 8(a) hereof) prepared by or on behalf of, or used or referred to by, such indemnifying Underwriter or (ii) the failure of such indemnifying Underwriter or any member of its selling group to comply with any provision of Section 8 hereof. In addition, each Underwriter agrees to reimburse, as incurred, such Non-Indemnifying Underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action, except to the extent that the Non-Indemnifying Underwriters are entitled to indemnification or contribution therefor from any Mortgage Loan Seller pursuant to any Indemnification Agreement. This agreement will be in addition to any liability that any Underwriter may otherwise have.

      8. Offering Communications; Free Writing Prospectuses.

      (a) Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Act, no Underwriter shall convey or deliver any written communication to any person in connection with the initial offering of the Certificates, unless such written communication (i) is made in reliance on Rule 134 under the Act, (ii) constitutes a prospectus satisfying the requirements of Rule 430B under the Act or (iii) constitutes a "free writing prospectus," as defined in Rule 405 under the Act (a "Free Writing Prospectus"). Without limitation thereby, without the prior written consent of the Depositor (which consent may be withheld for any reason), no Underwriter shall convey or deliver in connection with the initial offering of the Certificates any "ABS informational and computational material," as defined in Item 1101(a) of Regulation AB under the Act ("ABS Informational and Computational Material"), in reliance upon Rules 167 and 426 under the Act.

      (b) (i) Each Underwriter shall deliver to the Depositor, no later than two
(2) business days prior to the date of first use thereof, (A) any Free Writing Prospectus prepared by or on behalf of such Underwriter that contains any "issuer information," as defined in Rule 433(h) under the Act ("Issuer Information") (which the parties hereto agree includes, without limitation, Mortgage Loan Sellers' Information), and (B) any Free Writing Prospectus or portion thereof that contains only a description of the final terms of the Certificates.

          (ii) Notwithstanding the provisions of clause (i) of this subsection 8(b), any Free Writing Prospectus described therein that contains only ABS Informational and Computational Materials, may be delivered by such Underwriter to the Depositor no later than the later of (a) two (2) business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Act or (b) the date of first use of such Free Writing Prospectus.

      (c) Each Underwriter represents and warrants to the Depositor that the Free Writing Prospectuses to be furnished to the Depositor by such Underwriter pursuant to Section 8(b) hereof will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Certificates.

      (d) Each Underwriter represents and warrants to the Depositor that each Free Writing Prospectus required to be provided by it to the Depositor pursuant to Section 8(b) hereof did not, as of the date such Free Writing Prospectus was conveyed or delivered to any prospective investor, include any untrue statement of a material fact or omit any material fact required to be stated therein necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided however, that no Underwriter makes any representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information supplied by the Depositor or any Mortgage Loan Seller to such Underwriter, which information was not corrected by information subsequently supplied by the Depositor or any Mortgage Loan Seller to such Underwriter prior to the sale to the investor of the Certificates (including without limitation, a contract of sale) which resulted in a loss, claim, damage or liability arising out of or based upon such misstatement or omission.

      (e) The Depositor agrees to file with the Commission the following:

            (i) Any Free Writing Prospectus that constitutes an "issuer free writing prospectus," as defined in Rule 433(h) under the Act (each, an "Issuer Free Writing Prospectus");

            (ii) Any Free Writing Prospectus or portion thereof delivered by the Underwriter to the Depositor pursuant to Section 8(b) hereof; and

            (iii) Any Free Writing Prospectus for which the Depositor or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Depositor or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

      (f) Any Free Writing Prospectus required to be filed pursuant to Section 8(e) hereof by the Depositor shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

            (i) any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Certificates may be filed by the Depositor within two (2) days of the later of the date such final terms have been established for all classes of Certificates and the date of first use;

            (ii) any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material may be filed by the Depositor with the Commission not later than the later of the due date for filing the final Prospectus relating to the Certificates pursuant to Rule 424(b) under the Act or two (2) business days after the first use of such Free Writing Prospectus;

            (iii) any Free Writing Prospectus required to be filed pursuant to
Section 8(e)(iii) hereof may, if no payment has been made or consideration has been given by or on behalf of the Depositor for the Free Writing Prospectus or its dissemination, be filed by the Depositor with the Commission not later than four (4) business days after the Depositor becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus; and

            (iv) the Depositor shall not be required to file (A) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any offering participant other than the Depositor, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the

Certificates, or (B) any Free Writing Prospectus or portion thereof that contains a description of the Certificates or the offering of the Certificates which does reflect the final terms thereof.

      (g) Each Underwriter shall file with the Commission any Free Writing Prospectus that is used or referred to by it and distributed by or on behalf of such Underwriter which is neither an Issuer Free Writing Prospectus nor contains Issuer Information in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

      (h) Notwithstanding the provisions of Section 8(g) hereof, each Underwriter shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Depositor or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Depositor or any other offering participant, not later than four (4) business days after the Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

      (i) Notwithstanding the provisions of Sections 8(e) and 8(g) hereof, neither the Depositor nor any Underwriter shall be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

      (j) The Depositor and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend:

            Commission File No. 333-[___] The depositor has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Commission's website at "http://www.sec.gov." Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-[________].

      (k) The Depositor and the Underwriters each agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 8 for a period of three (3) years following the initial bona fide offering of the Certificates.

      (l) (i) In the event that any Underwriter becomes aware that, as of the date on which an investor entered into an agreement to purchase any Certificates, any Free Writing Prospectus prepared by or on behalf of such Underwriter and delivered to such investor contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading (such Free Writing Prospectus, a "Defective Free Writing Prospectus"), such Underwriter shall notify the Depositor thereof within one (1) business day after discovery.

            (i) Provided that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus or contained Issuer Information, the Underwriter shall, if requested by the Depositor:

            (A) Prepare a Free Writing Prospectus which corrects the material misstatement in or omission from the Defective Free Writing Prospectus (such corrected Free Writing Prospectus, a "Corrected Free Writing Prospectus");

            (B) Deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into an agreement to purchase any Certificates;

            (ii) Notwithstanding any other provision herein, the Underwriters, on the one hand, and the Depositor, on the other hand, agree to pay all costs and expenses of the other party or parties, as applicable, including, without limitation, legal fees and expenses, incurred in connection with any successful action by the Underwriters, on the one hand, or the Depositor, on the other hand, against the other party or parties, as applicable, to enforce any of its rights set forth in this Section 8.

            (iii) Each Underwriter covenants with the Depositor that it will make available to the Depositor such personnel as are familiar with the Underwriter's compliance procedures for the purpose of answering questions concerning the Underwriter's practices and procedures for the preparation and dissemination of written materials concerning the Certificates to prospective investors prior to the delivery of the final Prospectus to such investors.

            (iv) Each Underwriter covenants with the Depositor that after the final Prospectus is available the Underwriter shall not distribute any written information concerning the Certificates to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

      9. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Certificates to be purchased hereunder, Credit Suisse First Boston LLC, and/or [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] may make arrangements satisfactory to the Depositor for the purchase of such Certificates by other persons, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase hereunder. If any Underwriter so defaults and the aggregate principal amount of Certificates with respect to which such default occurs exceeds 10% of the total principal amount of Certificates to be purchased hereunder and arrangements satisfactory to Credit Suisse First Boston LLC and/or [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] and the Depositor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except as provided in
Section 10 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      10. Termination of the Obligations of the Underwriters. (a) Any Underwriter may terminate its obligations under this Agreement by notice to the Depositor at any time at or prior to the Specified Delivery Date if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Depositor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Depositor shall be unable to perform its obligations under this Agreement.

            (b) The obligations of the Underwriters to purchase on the Specified Delivery Date the Certificates described in Schedule I shall be terminable by Credit Suisse First Boston LLC and/or [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] if at any time on or prior to the Specified Delivery Date (i) any change, or any development or event involving a prospective change in the condition (financial or other), business, properties or results of operations of the Depositor or the Trust which, in the judgment of a majority in interest of the Underwriters (based on Underwriting obligations) including Credit Suisse First Boston LLC and [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Certificates; (ii) any downgrading in the rating of any of the Certificates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including Credit Suisse First Boston LLC and [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] be likely to prejudice materially the success of the proposed issue, sale or distribution of the Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including Credit Suisse First Boston LLC and [NAME EACH ADDITIONAL UNDERWRITER, AS APPLICABLE] the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of any payment for the Certificates.

            (c) If any Underwriter terminates its obligations under this Agreement in accordance with Section 10(a) hereof, the Depositor shall reimburse such Underwriter for all reasonable out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the proposed purchase and sale of the Certificates.

      11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by the Depositor and of the several Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of such Underwriters, the Depositor or any of their respective officers or directors or any controlling person, and shall survive delivery of and payment of the related Certificates.

            If this Agreement is terminated pursuant to Section 10 hereof or if for any reason the purchase by the Underwriters of the Certificates described in
Schedule I is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(g) hereof, and the obligations of the Depositor and such Underwriters pursuant to Section 7 hereof shall remain in effect.

      12. Obligations of Column Financial, Inc. Column Financial, Inc. agrees with the Underwriters, for the sole and exclusive benefit of the Underwriters and each of their respective officers, directors and any other person, if any, who controls the Underwriters within the meaning of the Act or the Exchange Act and not for the benefit of any assignee thereof or any other person or persons dealing with the Underwriters, to indemnify and hold harmless the Underwriters against any failure by the Depositor to perform its obligations to the Underwriters and their officers, directors and control persons pursuant to
Section 7(a) hereof.

      13. Notices. All communications hereunder shall be in writing and, if sent to Credit Suisse First Boston LLC, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010, Attention: Edmund Taylor, with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.: [__________]; if sent to [LIST INFORMATION FOR EACH ADDITIONAL UNDERWRITER, AS APPLICABLE], shall be mailed, delivered or telecopied to it at [__________], Attention: [__________], Telecopy No.:
[__________]; or, if sent to the Depositor, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, Attention: Edmund Taylor, with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.:
[__________]; provided, however, that any notice to an Underwriter pursuant to
Section 7 hereof shall be mailed, delivered or telecopied to such Underwriter at the address furnished by it.

      14. No Fiduciary Duty. The Depositor acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of the Certificates contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. Additionally, neither CSFB nor any other Underwriter is advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Depositor with respect thereto. Any review by the Underwriters of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Depositor.

      15. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person shall have any right or obligation hereunder. No purchaser of any Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Depositor and the several Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Depositor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.

                                    Very truly yours,

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.,
                                         as Depositor

                                       By:____________________________________
                                          Name:
                                          Title



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC,
   as Underwriter


By:____________________________________
Name:
Title:


[__________],
   as Underwriter


By:____________________________________
Name:
Title:

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

[__________],
   as Underwriter


By:____________________________________
Name:
Title:


[__________],
   as Underwriter


By:____________________________________
Name:
Title:

By:____________________________________
Name:
Title:


[__________],
   as Underwriter


By:____________________________________
Name:
Title:

Acknowledged and agreed solely as to Section 12 hereof:

COLUMN FINANCIAL, INC.



By:___________________________________
   Name:
   Title:

                                   SCHEDULE I

Prospectus: Prospectus Supplement dated [__________], 200[__] and Base Prospectus dated [__________], 200[__] (Registration Statement No.: 333-[_____])

Aggregate Principal Amount of Offered Certificates: $[__________] (approximate)

Aggregate Purchase Price to be Paid by Credit Suisse First Boston LLC:
$[__________] plus accrued interest

Aggregate Purchase Price to be Paid by [__________]: $[__] plus accrued interest

Aggregate Purchase Price to be Paid by [__________]: $[__] plus accrued interest

Aggregate Purchase Price to be Paid by [__________]: $[__] plus accrued interest

Aggregate Purchase Price to be Paid by [__________]: $[__] plus accrued interest


Certificate Balances/Notional Balance:

      [Class A-1] $[__________]
      [Class A-2  $[__________]
      [Class
      A-1-A]      $[__________]
      [Class B]   $[__________]
      [Class C]   $[__________]
      [Class D]   $[__________]

Ratings ([Fitch /S&P/Moodys/Dominion]):

      [Class A-1]
      [Class A-2]
      [Class A-1-A]
      [Class B]
      [Class C]
      [Class D]

Pass-Through Rates:

      [Class A-1]        [__________]%
      [Class A-2]        [__________]%
      [Class A-1-A]      [__________]%
      [Class B]          [__________]%
      [Class C]          [__________]%
      [Class D]          [__________]%

                             Certificates Purchased

                              Certificate Balances

                              [Class A-1]  [Class A-2]  [Class A-1-A]
                              Certificate  Certificate   Certificate
        Underwriter             Balance      Balance       Balance
        -----------             -------      -------       -------

Credit Suisse First Boston LLC   $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

      Total                      $[ ]          $[ ]         $[ ]




                                Class B      Class C       Class D
                              Certificate  Certificate   Certificate
        Underwriter             Balance      Balance       Balance
        -----------             -------      -------       -------

Credit Suisse First Boston LLC   $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

[__________]                     $[ ]          $[ ]         $[ ]

      Total                      $[ ]          $[ ]         $[ ]


                                      B-1